FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, dated as of February 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement") is by and among VINTAGE WINE ESTATES, INC., a Nevada corporation ("Holdings"), VINTAGE WINE ESTATES, INC., a California corporation ("Borrower Agent"), each Subsidiary of Borrower Agent party to this Agreement (together with Borrower Agent, each a "Borrower" and, collectively, the "Borrowers"), the Lenders party to this Agreement (constituting "Required Lenders" under the Loan Agreement, the "Consenting Lenders"), and BMO BANK N.A., as successor in interest to BANK OF THE WEST ("BMO"), as administrative agent and collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Agent"), to that Second Amended and Restated Loan and Security Agreement and Waiver, dated of December 13, 2022 (as amended by Amendment No. 1, dated as of February 13, 2023, Amendment No. 2, dated as of March 31, 2023, Amendment No. 3, dated as of May 9, 2023, and Amendment No. 4, dated as of October 12, 2023, and as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Loan Agreement").

W I T N E S S E T H

WHEREAS, Holdings and the Borrowers (collectively, the "Obligors" and each an "Obligor") have requested that the Consenting Lenders and the other Secured Parties forbear from accelerating the Obligations or otherwise exercising any rights or remedies under the Loan Documents, in accordance with and subject to Section 3 of this Agreement, as a result of any Defaults or Events of Default (i) under Section 11.1(c) of the Loan Agreement resulting from the Obligors' failure to maintain Adjusted EBITDA of $17,000,000 for the two Fiscal Quarter period ended December 31, 2023, as required by Section 10.3.3 of the Loan Agreement (the "EBITDA Event of Default"); (ii) under Section 11.1(c) of the Loan Agreement resulting from the Obligors' failure to deliver the Agent and Lenders unaudited balance sheets and the related statements of income and cash flow for the Fiscal Quarter ended December 31, 2023, and for the portion of the Fiscal Year then elapsed within forty-five (45) days after the end of such Fiscal Quarter, as required by Section 10.1.2(c) of the Loan Agreement (the "Reporting Event of Default"); (iii) under Section 11.1(c) of the Loan Agreement resulting from the Obligors' failure to provide an executed Compliance Certificate for the Fiscal Quarter ended December 31, 2023, as required by Section 10.1.2(d) of the Loan Agreement (the "Compliance Certificate Event of Default"); and (iv) resulting from the EBITDA Event of Default, the Reporting Event of Default or the Compliance Certificate Event of Default, including with respect to any representation or warranty given or deemed given as if such EBITDA Event of Default, Reporting Event of Default and Compliance Certificate Event of Default were not in existence or to any notice requirement relating to EBITDA Event of Default, the Reporting Event of Default, the Compliance Certificate Event of Default or any of the foregoing (clauses (i) through (iv), collectively, the "Designated Defaults"); and

WHEREAS, the Obligors have requested that the Consenting Lenders grant a period of forbearance with respect to the Designated Defaults, and the Consenting Lenders party hereto, which constitute the Required Lenders under the Loan Agreement, agree to accommodate such request of Holdings and the Borrowers on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Incorporation of Recitals. Each of the Obligors acknowledges that the recitals set forth above are true and correct in all respects.

SECTION 2. Defined Terms and Other Definitional Provisions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

SECTION 3. Forbearance.

a.
The "Forbearance Period" shall commence on the Forbearance Effective Date (as defined below) and shall terminate immediately and automatically upon the earliest to occur of: (i) March 31, 2024, at 11:59 p.m. Pacific time; (ii) the occurrence of any Event of Default under the Loan Agreement (other than the Designated Defaults); (iii) the failure of any Obligor to comply with any term, condition or covenant set forth in this Agreement; (iv) any Obligor repudiates or asserts a defense to any Obligations under the Loan Agreement or any other Loan Document or to any obligation or liability owing to the Agent or any Lender in respect thereof or with respect to this Agreement; or (v) any Obligor makes or pursues a claim against the Agent or any Lender.
b.
Subject to the satisfaction of the covenants and conditions precedent set forth in Sections 7 and 8 hereof, during the Forbearance Period, the Agent and each of the Consenting Lenders agree not to enforce any of their respective rights and remedies under the Loan Documents and any agreement contemplated thereby or executed in connection therewith, in each case solely in respect of any of the Designated Defaults, other than rights and remedies explicitly arising under Sections 5.4.4, 7.2.2 (as modified hereby), 8.3.1, or 10.1.1(b) of the Loan Agreement solely as a result of the continuance of any Trigger Period (the "Forbearance"). For the avoidance of doubt, during the Forbearance Period, so long as no Default or Event of Default shall occur and be continuing, other than the Designated Defaults, Loans may continue to be made, converted or continued as SOFR Loans.
c.
The Forbearance is limited in nature, and nothing contained herein is intended, or shall be deemed or construed to: (i) constitute a forbearance of or from any other existing or future Defaults or Events of Default or non-compliance with any term or provision of the Loan Documents or (ii) constitute a waiver of any of the Designated

Defaults or any other existing or future Defaults or Events of Default. The Obligors acknowledge and agree that the agreement of the Lenders hereunder to forbear from exercising their default-related remedies with respect to the Designated Defaults shall not constitute a waiver of any of the Designated Defaults and that, except as expressly set forth in this Agreement, the Consenting Lenders expressly reserve all rights and remedies that the Lenders now or may in the future have under any or all of the Loan Documents and applicable law in connection with all Defaults or Events of Default (including, without limitation, the Designated Defaults). For the avoidance of doubt, except to the extent expressly provided otherwise in this Agreement, all references in the Loan Agreement to a Default or Event of Default shall be deemed to include each and all of the Designated Defaults.
d.
As consideration for the Forbearance, the Obligors will pay fees (the "Forbearance Fees") to the Agent pursuant to that certain Fee Letter, of even date herewith, between Borrower Agent and Agent (the "Forbearance Fee Letter") which shall include a one-time payment to the Agent for the benefit of the Consenting Lenders equal to 7.5 basis points on the Consenting Lenders' outstanding Loans and Commitments (as modified by this Agreement and to the extent such Commitments are not funded) as of the date of this Agreement.
e.
The Agent and Consenting Lenders will not elect for Obligations to bear interest at the Default Rate pursuant to Section 3.1.1(b) of the Loan Agreement on account of any Designated Defaults during the Forbearance Period and agree not to retroactively apply the Default Rate following the expiration of the Forbearance Period. For the avoidance of doubt the Agent and Consenting Lenders may elect for the Obligations to bear interest at the Default Rate pursuant to Section 3.1.1(b) of the Loan Agreement upon the occurrence an Event of Default or discovery of an Event of Default during the Forbearance Period.
f.
Except as provided in Section 4 herein, upon the termination or expiration of the Forbearance Period: (i) the Forbearance and all agreements set forth in this Agreement shall terminate automatically and be of no further force or effect, and (ii) the Agent and each Consenting Lender shall be free to proceed to enforce any or all of its rights and remedies set forth in the Loan Agreement, the other Loan Documents or applicable law. In furtherance of the foregoing, and notwithstanding the occurrence of the Forbearance Effective Date, each Obligor acknowledges and confirms that, subject to the terms of this Agreement, all rights and remedies of the Agent or the Lenders under the Loan Agreement, the Loan Documents and applicable law with respect to the Borrowers or any other Obligor shall continue to be available to the Agent and the Lenders.
g.
Execution of this Agreement constitutes a direction by the Consenting Lenders that the Agent act or forbear from acting in accordance with the express terms of this Agreement. Each Consenting Lender agrees that the Agent shall not be required to act against the Obligors if such action is contrary to the express terms of this Agreement.
h.
The Obligors understand and accept the temporary nature of the Forbearance and that the Consenting Lenders have given no assurances that they will extend such Forbearance or provide waivers or amendments to the Loan Agreement or any other Loan Document.

SECTION 4. Amendment.

a.
As of the date hereof, the Form of Borrowing Base Certificate attached as Exhibit C to the Loan Agreement is hereby amended by reducing Line 10 Total Commitments from $200,000,000 to $180,000,000.
b.
During the Forbearance Period, the Form of Borrowing Base Certificate attached as Exhibit C to the Loan Agreement is hereby amended by (a) deleting "." at the end of Certification No. 3 and (b) inserting the immediately following the end of Certification No. 3: ", other than the Designated Defaults, as defined in that certain Forbearance Agreement, dated as of February 28, 2024."
c.
During the Forbearance Period, the definition of Applicable Margin is hereby amended to read, in its entirety, as follows:

"Applicable Margin: the per annum margin set forth below:

Time Period	Revolver Loans		Unused Line Fee Rate for Revolver Loans	Term Loan, Equipment Loan, Capital Expenditure Loans and Delayed Draw Term Loans		Unused Line Fee Rate for Term Loans and Delayed Draw Term Loans
	SOFR	Adjusted Base Rate		SOFR	Adjusted Base Rate
Forbearance Period	4.00%	3.00%	0.20%	3.00%	2.00%	0.25%

d.
During the Forbearance Period, the Designated Defaults shall be excluded from the last sentence of Section 3.1.2(a) of the Loan Agreement.
e.
During the Forbearance Period, the Designated Defaults shall be excluded from Section 6.2(a) of the Loan Agreement.
f.
During the Forbearance Period, a new Section 7.2.2(e) shall be added to the Loan Agreement as follows:

"Notwithstanding the occurrence or continuance of any Trigger Period and anything to the contrary contained herein or in any other Loan Document, the Agent and the other Secured Parties will take no action to sweep any amounts held in the Borrowers' operating bank accounts or any bank account maintained by VWE Captive, LLC. Borrowers agree not to maintain in their operating accounts cash balances in excess of their projected cash needs during the Forbearance Period and any excess cash shall be paid to Agent for application against the outstanding Revolver Loans."

g.
During the Forbearance Period, the Designated Defaults shall be excluded from Section 9.1.17 of the Loan Agreement.
h.
As of the date hereof, the Revolver Commitments are reduced to the aggregate principal amounts shown on Schedule 1.1 attached hereto. The Schedule 1.1 attached to the Loan Agreement is replaced with the Schedule 1.1 attached hereto.

SECTION 5. Confirmation of Loan Documents. Each of the Obligors hereby confirms and ratifies all of its Obligations under the Loan Documents to which it is a party. Each of the Obligors hereby confirms and ratifies that its Obligations under the Loan Agreement are and shall remain secured by the Collateral, pursuant to the terms of the Loan Agreement and the other Loan Documents. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its respective Obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the "Loan Agreement" (or words of similar import) refer to the Loan Agreement as amended hereby without impairing any such Obligations or Liens in any respect.

SECTION 6. Representations and Warranties.

a.
The Obligors hereby represent and warrant to the Agent and the Required Lenders that:
i.
the execution, delivery, and performance of this Agreement and the Obligors' obligations hereunder have been duly authorized by all necessary corporate, partnership or limited liability company action;
ii.
this Agreement has been duly executed and delivered by the Obligors and constitutes the legal, valid, and binding obligation of the Obligors enforceable against Obligors in accordance with its terms;
iii.
no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, the Obligors of this Agreement, except for the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given, or made and are in full force and effect or (b) the exercise by the Agent or any Consenting Lender of its rights under this Agreement; and
iv.
other than the Designated Defaults, no Default or Event of Default has occurred or is continuing.
b.
Each of the parties hereto hereby represents and warrants that each of the following statements is true, accurate, and complete as to such party as of the date hereof:
i.
such party has carefully read and fully understands all of the terms and conditions of this Agreement;
ii.
such party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this Agreement;
iii.
such party has had a full and fair opportunity to participate in the drafting of this Agreement;
iv.
such party is freely, voluntarily, and knowingly entering into this Agreement; and
v.
in entering into this Agreement, such party has not relied upon any representation, warranty, covenant, or agreement not expressly set forth herein or in the other Loan Documents.

SECTION 7. Covenants.

a.
Each of the Obligors shall provide the Agent and its counsel with reasonable access to the management and advisors of the Obligors, including (but not limited to) Deloitte, and the books and records and financials of the Obligors, in each case of the foregoing, during normal business hours and upon reasonable advance notice from the Agent.

b.
Throughout the Forbearance Period, the Obligors shall satisfy the diligence requests of the Agent within a reasonable period of receipt of each request.
c.
In accordance with, and as limited by, Section 3.4 of the Loan Agreement, the Borrowers shall reimburse Agent for all reasonable and documented fees and expenses previously incurred or incurred in the future by the Agent and professionals retained by the Agent.
d.
On or before 11:59 p.m., Pacific time, on February 29, 2024, the Obligors shall deliver to the Agent a comprehensive proposal regarding the Obligors' go-forward business plan and corporate structure (the "NewCo Model").
e.
On or before 11:59 p.m., Pacific time, on March 4, 2024, the Obligors shall deliver the NewCo Model to the Lenders.
f.
Borrowers agree to make themselves available for a Lender group meeting on or before March 5, 2024.
g.
On or before the 45th day following the date of this Agreement, Borrowers shall cause to be delivered to Agent a fully executed deposit account control agreement ("DACA"), in form and substance satisfactory to Agent, for any deposit account of a Borrower for which a DACA has not yet been entered into with the Agent, except for any account held by VWE Captive, LLC.

For the avoidance of doubt, failure of any Obligor to comply with the foregoing covenants shall be an immediate Event of Default under the Loan Agreement and an immediate termination of the Forbearance Period.

SECTION 8. Conditions to Effectiveness of this Agreement. This Agreement shall be effective as of the date (the "Forbearance Effective Date") when (i) counsel for the Agent has received a counterpart of this Agreement, executed and delivered by the Obligors and Lenders constituting Required Lenders; and (ii) the Agent has received payment of the Forbearance Fee.

SECTION 9. Effects on Loan Documents.

a.
All Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
b.
Except as set forth herein, the execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of the Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
c.
The Obligors and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document on and after the Forbearance Effective Date.

SECTION 10. Amendments; Execution in Counterparts.

a.
Other than the amendments in Section 4 of this Agreement, this Agreement shall not constitute a modification or waiver of any provision of the Loan Agreement and, except as expressly stated herein, shall not be construed as a forbearance or consent to any further or future action on the part of the Obligors that would require a forbearance or consent of the Lenders. The provisions of the Loan Agreement are and shall remain in full force and effect.
b.
The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless amended, modified, supplemented, waived or consented to, in accordance with Section 14.1 of the Loan Agreement. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.

SECTION 12. No Third-Party Beneficiaries. No Person other than the Obligors, the Agent, and the Consenting Lenders shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 13. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Time of Essence. Time is of the essence in the performance of each of the obligations of the Obligors hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 15. Prior Negotiations; Entire Agreement. This Agreement, the Loan Agreement, and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all other prior negotiations, understandings, or agreements with respect to the subject matter hereof, whether oral or written.

SECTION 16. Interpretation. This Agreement is the product of negotiations of the parties and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

SECTION 17. RELEASE BY BORROWERS AND GUARANTOR. The Obligors, for themselves, and for their respective agents, servants, officers, directors, shareholders, members, employees, heirs, executors, administrators, agents, successors and assigns forever release and discharge Agent and Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Obligors have, now have, or have acquired, individually or jointly, at any time prior to the date of the execution of this Amendment, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Obligors which:

a.
Arise out of the Loan Documents;
b.
Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or
c.
Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Agent or any Lender or any party acting on behalf of Agent or any Lender committed or omitted prior to the date of this Amendment.

As further consideration for the above release, each Obligor specifically agrees, represents, and warrants that the matters released herein are not limited to matters which are known or disclosed, and such Obligor hereby waives any and all rights and benefits which it now has, or in the future may have, by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE LENDER OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Each Obligor is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true with respect to the releases given herein, and that it is nevertheless such Obligor's intention to settle, release, and discharge fully, finally, and forever all of these matters, known or unknown, suspected or unsuspected, which previously existed, now exist, or may exist. In furtherance of such intention, each Obligor specifically acknowledges and agrees that the releases given in this Amendment shall be and shall remain in effect as full and complete releases of the matters being released, notwithstanding the discovery or existence of any such additional or different facts and that such releases shall not be subject to termination or rescission by reason of any such additional or different facts.

SECTION 18. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 14.13, 14.14, and 14.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN, Mutatis mutandis.

SECTION 19. Notice of Designated Defaults. This Agreement and the matters set forth herein shall constitute written notice of the Designated Defaults for purposes of satisfaction of any disclosure requirement in the Loan Agreement or any other Loan Document requiring that the Obligors give notice of, certify as to the absence of, or otherwise disclose in writing the occurrence and/or continuance of any Default or Event of Default and the failure of any Obligor prior to, on, or after the date hereof to deliver any such notice, certification, or other disclosure of the Designated Defaults shall not constitute a Default or Event of Default under the Loan Agreement.

[Remainder of page intentionally left blank; signatures follow.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HOLDINGS:

VINTAGE WINE ESTATES, INC.,

a Nevada corporation

By:/s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

BORROWERS:

VINTAGE WINE ESTATES, INC.,

a California corporation

By:/s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

GROVE ACQUISITION, LLC,

a California limited liability company

By:/s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

GIRARD WINERY LLC,

a California limited liability company

By:/s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

MILDARA BLASS INC.,

a California corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

SPLINTER GROUP NAPA, LLC,

a California limited liability company

By: /s/ Patrick Roney

Name: Patrick Roney

Title: Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By: /s/ Patrick Roney
Name: Patrick Roney
Title: Manager

VWE CAPTIVE, LLC,
a Nevada limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston
Title: Manager

CALIFORNIA CIDER CO., INC.,

a California corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

THAMES AMERICA TRADING COMPANY LTD.,
a California corporation

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

VINESSE, LLC,
a California limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

MEIER'S WINE CELLARS, INC.,
an Ohio corporation

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Chief Financial Officer

MEIER'S WINE CELLARS ACQUISITION,
LLC,
a Delaware limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Secretary and Treasurer

AGENT AND LENDERS:

BMO BANK N.A., as successor in interest to BANK OF THE WEST,

as Agent and Lender

By:/s/ Ron Freed

Name: Ron Freed

Title: Director

AgCountry Farm Credit Services, PCA,
as Lender

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President Capital Markets

Greenstone Farm Credit Services, ACA,
as Lender

By: /s/ Curtis Flammini
Name: Curtis Flammini
Title: VP of Capital Markets Lending

Greenstone Farm Credit Services, FLCA,
as Lender

By: /s/ Curtis Flammini
Name: Curtis Flammini
Title: VP of Capital Markets Lending

RABO AGRIFINANCE LLC,
as Lender

By: /s/ Jeff Hanson
Name: Jeff Hanson
Title: VP-LFR

Compeer Financial, PCA,
as Lender

By: /s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Principal Credit Officer Risk

FARM CREDIT MID-AMERICA, PCA,
as Lender

By: /s/ Jessie Thatcher
Name: Jessie Thatcher
Title: Credit Officer Food & Agribusiness

HTLF Bank,
as Lender

By: /s/ Travis Moncada
Name: Travis Moncada
Title: SVP/Director

FARM CREDIT BANK OF TEXAS,
as Lender

By: /s/ Roger Leesman
Name: Roger Leesman
Title: Managing Director – Capital Markets

COMERICA BANK,
as Lender

By: /s/ Bill Stefani
Name: Bill Stefani
Title: Vice President